UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 25, 2012

Tegal Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction
of Incorporation)
000-26824
(Commission
File Number)
68-0370244
(I.R.S. Employer
Identification No.)

44 Montgomery Street, Suite 800
San Francisco, CA 94104-4811
 (Address of Principal Executive Offices)

(415) 248-5350
 (Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation.

On September 25, 2012, Tegal Corporation (the “Company”) filed a Certificate of Amendment (the “Certificate of Amendment”) to its Certificate of Incorporation to change its name to “CollabRx, Inc” (the “Name Change”). As discussed below, the Company’s stockholders approved the Certificate of Amendment at the Company’s Annual Meeting of Stockholders. The Certificate of Amendment is filed as Exhibit 3.1 to this report.  A copy of the press release issued by the Company announcing the change of its name is attached as Exhibit 99.1 to this report.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On September 25, 2012, the Company held its 2012 Annual Meeting of Stockholders (the “Annual Meeting”).  The following items of business were considered and voted upon at the Annual Meeting: (i) election of Gilbert A. Bellini, James M. Karis, Jeffrey M. Krauss, Thomas R. Mika and Carl Muscari as members of the Board of Directors of the Company to hold office for a one-year term and until their successors are duly elected and qualified; (ii) approval of an amendment to the Company’s Certificate of Incorporation to change the Company’s name to CollabRx, Inc.; and (iii) ratification of the appointment of Burr, Pilger & Mayer LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending March 31, 2013.

The number of shares of common stock entitled to vote at the Annual Meeting was 1,688,807. The number of shares of common stock present or represented by valid proxy at the annual meeting was 1,450,839.  All matters submitted to a binding vote of stockholders at the Annual Meeting were approved. The number of votes cast for and against, and the number of abstentions and broker non-votes with respect to the matters voted upon at the Annual Meeting, are set forth below:

(i) Election of Directors

Director Nominee	Votes For	Votes Withheld
Gilbert A. Bellini	187,659	51,253
James M. Karis	211,531	27,381
Jeffrey M. Krauss	160,735	78,177
Thomas R. Mika	187,803	51,109
Carl Muscari	188,691	50,221

There were 1,211,927 broker non-votes regarding the election of directors.

(ii) Amendment to the Company’s Certificate of Incorporation

Stockholders approved an amendment to the Company’s Certificate of Incorporation to change the Company’s name to CollabRx, Inc.  The results of the voting were 1,413,529 votes for, 33,709 votes against, and 3,601 votes abstained. There were no broker non-votes regarding this proposal.

(iii) Ratification of Auditors

Stockholders ratified the appointment of Burr, Pilger & Mayer LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2013.  The results of the voting were 1,398,559 votes for, 49,646 votes against, and 2,634 votes abstained.  Broker non-votes were not counted as votes for or against this proposal and were not included in counting the number of votes necessary for approval of this proposal.

Item 8.01.	Other Events.

In connection with the Name Change, the Company’s common stock, which previously traded under the ticker symbol “TGAL” on the Nasdaq Capital Market, will begin trading under the new ticker symbol “CLRX” on September 27, 2012.  In addition, the Company’s common stock has been assigned a new CUSIP number of 19422J 108 in connection with the Name Change. Outstanding stock certificates representing shares of common stock of the Company will continue to be valid and need not be exchanged in connection with the Name Change.

Item 9.01.	Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to Certificate of Incorporation, as filed with the Secretary of State of the State of Delaware on September 25, 2012.

99.1	Press Release, dated September 25, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 25, 2012	TEGAL CORPORATION

	By:	/s/ Thomas R. Mika
	Name: Title:	Thomas R. Mika President and Co-Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Certificate of Amendment to Certificate of Incorporation, as filed with the Secretary of State of the State of Delaware on September 25, 2012.

99.1	Press Release, dated September 25, 2012